Filed Pursuant to Rule 497(e)
                                          Registration Nos.   002-92665
                                                              002-93068
                                                              033-78264

                              Excelsior Funds, Inc.
                        Excelsior Tax-Exempt Funds, Inc.
                              Excelsior Funds Trust
                                  (the "Funds")

Supplement dated November 24, 2004 to the Prospectuses of the Funds dated July 29, 2004

Financial Highlights
--------------------

       The information under the section entitled "Financial Highlights" in the Prospectuses is supplemented by adding the following after the first paragraph thereunder, and the information contained in the supplement to the Prospectuses dated November 2, 2004 regarding the same is hereby replaced with the following:

"The Funds' Boards of Directors/Trustees and Joint Audit Committee, on October 28, 2004, terminated Ernst & Young, LLP ("E&Y") as the Funds' independent registered public accounting firm as a result of concerns regarding their independence at the time of the issuance of their report on the Funds' March 31, 2004 financial statements. These concerns are the result of certain real estate consulting services performed by E&Y on a contingent fee basis for Charles Schwab & Co., Inc., which is an affiliate of the Adviser. During the period in which E&Y served as independent registered public accounting firm for the Funds, there was no disagreement between E&Y and the Funds on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures. The Boards of Directors/Trustees of the Funds, their Chief Financial Officer and the Joint Audit Committee have reviewed the Funds' March 31, 2004 financial statements and have concluded that they were prepared in accordance with all disclosed accounting policies and that they fairly represent, in all material respects, the financial condition of the Funds as of the date of those statements. The Boards and the Joint Audit Committee have engaged Deloitte & Touche, LLP("D&T") as the Funds' independent registered public accounting firm and D&T will perform a re-audit of the Funds' March 31, 2004 financial statements. The results of this re-audit will be reported to the Funds and their shareholders upon its completion."

More Information About Risks
----------------------------

Frequent Trading

      The language under "More Information About Risks - All Funds - Frequent Trading" in the Prospectuses is replaced in its entirety with the following:

"The Funds discourage short-term or excessive trading (including by means of exchanges) ("frequent trading") of their shares by shareholders and maintain procedures reasonably designed to detect and deter such frequent trading, which is sometimes referred to as market timing. Frequent trading may interfere with the efficient management of a Fund's portfolio, as it may result in a Fund maintaining higher cash balances than it otherwise would or cause a Fund to sell portfolio securities at a time when it otherwise would not. Frequent trading may also result in increased portfolio transaction (or brokerage) costs, administrative and other operating costs and may cause a Fund to realize taxable capital gains or harvest capital losses at a time that it otherwise would not. For these reasons, frequent trading poses the risk of lower returns for long-term shareholders of a Fund.

In addition, to the extent a Fund invests in foreign securities traded primarily on markets that close prior to the time the Fund determines its net asset value per share (NAV), frequent trading by some shareholders may, in certain circumstances, dilute the value of Fund shares held by other shareholders. This may occur when an event that affects the value of the foreign security takes place after the close of the primary foreign market, but before the time that the Fund determines its NAV. Certain investors may seek to take advantage of the fact that there will be a delay in the adjustment of the market price for a security caused by this event until the foreign market reopens (referred to as price arbitrage). If this occurs, frequent traders who attempt this type of price arbitrage may dilute the value of a Fund's shares to the extent they receive shares or proceeds based upon NAVs that have been calculated using the closing market prices for foreign securities, if those prices have not been adjusted to reflect a change in the fair value of the foreign securities. In an effort to prevent price arbitrage, each Fund has procedures designed to adjust closing market prices of foreign securities before it calculates its NAV when it believes such an event has occurred. Prices are adjusted to reflect what the Fund believes are the fair values of these foreign securities at the time the Fund determines its NAV (called fair value pricing). Fair value pricing, however, involves judgments that are inherently subjective and inexact, since it is not possible to always be sure when an event will affect a market price and to what extent. As a result, there can be no assurance that fair value pricing will always eliminate the risk of price arbitrage. The risk of price arbitrage also exists with thinly-traded securities in the United States, such as high yield bonds and some small cap equity securities. A Fund may employ fair value pricing to these types of securities if it determines that the last quoted market price no longer represents the fair value of the security.

Shareholders seeking to engage in frequent trading may deploy a variety of strategies to avoid detection and despite the efforts of the Funds, there is no guarantee that the Funds' procedures will in fact be able to identify all frequent trading or that such activity can be completely eliminated. The ability of a Fund and its agents to detect and curtail frequent trading practices is limited by operational systems and technological limitations. For example, a significant portion of the assets in the Funds are invested by financial intermediaries on behalf of their clients, often in omnibus accounts where individual shareholder investments are aggregated by the intermediary and a single account is opened with a Fund. Omnibus accounts are common among financial intermediaries and may be established for a variety of legitimate purposes, including promoting efficiency of account administration and the privacy of customer financial information. When a financial intermediary maintains an omnibus account with a Fund, the identity of the particular shareholders that make up the omnibus account is often not known to the Fund.

A Fund does not always know and cannot always reasonably detect frequent trading which may occur or be facilitated by financial intermediaries, particularly with regard to trading by shareholders in omnibus accounts. There may exist multiple tiers of omnibus accounts within a financial intermediary, which may further compound the difficulty to a Fund and its agents of detecting frequent trading in omnibus accounts. In addition, some financial intermediaries, particularly with respect to group retirement plans, do not have the ability to apply the Funds' frequent trading policies and procedures to the underlying shareholders investing in the Funds, either because they do not have the systems capability to monitor such trades or they do not have access to relevant information concerning the underlying accounts. In these cases, the Funds will not be able to determine whether frequent trading by the underlying shareholders is occurring. Accordingly, the ability of the Funds to monitor and detect frequent trading through omnibus accounts is extremely limited, and there is no guarantee that the Funds will be able to identify shareholders who may be engaging in frequent trading through omnibus accounts or to curtail such trading. In seeking to identify and prevent frequent trading in omnibus accounts, the Funds will consider the information that is actually available to them at the time and attempt to identify suspicious trading patterns on the omnibus account level.


Each Fund will reject purchase orders and new accounts if they are identified as received from persons whom the Fund has found to engage in frequent trading in contravention of the Fund's procedures. The Funds currently do not treat the following types of purchases, redemptions and exchanges as prohibited frequent trading (collectively, "Transactions"): (i) Transactions solely in money market funds; (ii) Transactions resulting from bona fide investment decisions of a professional investment adviser or other institution with respect to eligible asset allocation programs; (iii) Transactions involving shares acquired through the reinvestment of dividends and capital gains; (iv) Transactions by an investor who has established an eligible automated purchase, exchange, rebalancing or redemption plan with the Funds; (v) Transactions resulting from the death or disability of a shareholder; (vi) Transactions involving shares transferred from another account in the same Fund or shares converted from another class of shares of the same Fund (provided, however, any applicable redemption fee period is carried over); and (vii) Transactions initiated by a Fund (e.g., for failure to meet applicable account minimums). Each Fund reserves the right to amend these categories and to determine whether a particular transaction qualifies for any such category, at its discretion. To the extent disclosed in this prospectus, certain Funds impose redemption fees on redemptions (including exchanges) within 30 days of purchase. These Funds exempt from redemption fees (i) Transactions and (ii) shares maintained through employee pension benefit plans subject to the Employee Retirement Income Security Act that offer the Excelsior Funds as an investment vehicle. Each Fund retains the right to reject any purchase order, to amend exemptions to the redemption fee policy (with respect to those Funds that have a redemption fee), and to change or cancel exchange privileges at any time, in each case at the Fund's discretion."

Portfolio Managers
------------------

      On page 37 of the Excelsior Equity Funds' Prospectus, the seventh full paragraph relating to the Large Cap Growth Fund is revised by adding the following at the end thereof:

"As of January 1, 2005, Charles Ryan will cease serving as co-manager of the Large Cap Growth Fund to assume new responsibilities in U.S. Trust's New York Wealth Management Group. Thomas M. Galvin will continue to manage the Fund."

      On page 31 of the Excelsior Institutional Funds' Prospectus, the fourth full paragraph relating to the International Equity Fund, and page 38 of the Excelsior Equity Funds' Prospectus, the fifth full paragraph relating to the International Fund, are each revised to add the following at the end thereof:

      "Reiner Triltsch has joined David J. Linehan and Donald Elefson as co-managers of the Fund. Mr. Triltsch joined U.S. Trust in 2004 and has 17 years of experience managing international equity portfolios. Prior to joining U.S. Trust, he was chief investment officer and senior portfolio manager of Westam
(USA) Ltd., from 2001 - 2004, and managing director, senior portfolio manager and co-founder of Gulfstream Global Investors, Ltd. from 1990 - until 2001.

General Information
-------------------

      Information in the Excelsior Equity Funds' and Excelsior Institutional Funds' Prospectuses concerning the Optimum Growth Fund is supplemented as follows:

      "Upon the recommendation of the Adviser, the Board of Trustees of the Fund has determined that it is in the best interests of the Fund and its shareholders to liquidate the Fund. This determination was made after the Fund had been advised by the Trustee for the Defined Benefit Plan for Employees of U.S. Trust Corporation (the "Plan") that it has determined to effect a withdrawal of its investment in the Fund, which currently constitutes approximately 50% of the Fund's total assets. This determination was based on several factors, including, but not limited to, the small expected remaining size of the Fund following the redemptions and the impact that this small asset size may have on the ability of the Adviser to provide the Fund with the appropriate portfolio diversification and to manage the Fund in accordance with its stated investment policies and objectives. The Fund will discontinue accepting requests to purchase shares or process exchanges into the Fund effective November 26, 2004. Shares purchased through dividend reinvestment or other automatic contribution programs will continue to be processed through the liquidation date. The Fund expects to complete the liquidation and terminate the Fund on or about January 31, 2005.

      The Fund will soon begin selling its portfolio securities and investing in short-term obligations in order to effect the liquidation. Shareholders can redeem their shares of the Fund at any time prior to liquidation. The liquidation of the Fund may result in income tax liabilities for the Fund's shareholders. Shareholders who have established IRA or other tax-deferred accounts with the Fund should be sure to effect a redemption of their shares prior to liquidation and to reinvest those amounts in another tax deferred investment vehicle so as to avoid receiving a possible non-qualified distribution as a result of the liquidation. Shareholders should consult their tax adviser for further information about federal, state and local and/or foreign tax consequences relevant to their specific situation.

      The Adviser has voluntarily agreed to waive its investment advisory fee from November 26, 2004 until the liquidation is completed."